Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                                 Delaware Tax-Free Florida Fund
                                         Delaware Tax-Free Florida Insured Fund
                                                Delaware Tax-Free New York Fund

















Tax-Exempt Income











                          (Tax-Exempt Income Artwork)








                                                             2001 ANNUAL REPORT

TABLE OF CONTENTS
=================

Letter to Shareholders                    1

Portfolio Management
Review                                    3

Tax Bill Update                           6

New At Delaware                           7

Performance Summary

  Delaware Tax-Free
  Florida Fund                            8

  Delaware Tax-Free
  Florida Insured Fund                    9

  Delaware Tax-Free
  New York Fund                          10

Financial Statements

  Statements of Net Assets               11

  Statements of Operations               17

  Statements of Changes in
  Net Assets                             18

  Financial Highlights                   19

  Notes to Financial
  Statements                             28

  Report of Independent
  Auditors                               32


A TRADITION OF SOUND INVESTING SINCE 1929

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates manage approximately $80 billion in assets as of September 30, 2001.




Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual Fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment adviser.

(C)Delaware Distributors, L.P.

"IN CONTRAST TO THE
CORPORATE SECTOR, STATE
AND LOCAL GOVERNMENT
CREDIT WORTH HAS NOT
WEAKENED IN 2001."

Dear Shareholder

September 14, 2001

Recap of Events -- The U.S. economy weakened during the year ended
August 31, 2001. Corporate profits weakened throughout much of the year, contributing to weak performance among U.S. stock indexes. In response to the economic slide, the Federal Reserve Board began an aggressive series of interest rate cuts in January 2001, reducing the much-monitored fed funds rate seven times for a cumulative three percentage point decrease.

The dim profit picture led to frequent credit downgrades for U.S. corporations throughout much of the year. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings (Source: Moody's Investors Service). In contrast to the corporate sector, state and local government credit worth has not weakened in 2001 (Source: Moody's Investors Service). As a result, municipal bonds continued to perform well right through the summer of 2001, as they often appealed to investors seeking relative safety.

As an asset class, municipal bonds outperformed U.S. government and corporate bonds during the period. We attribute this to more attractive pricing of municipal bonds relative to U.S. Treasuries and corporate-issued debt.

After a quiet start to 2001, in which supply remained scarce, new municipal bond issuance nationally began rising considerably in late February 2001. New York, and especially Florida, were among the many states that saw significant increases in new supply (Source: Moody's Investors Service). The new issuance often bolstered municipal bond performance by creating greater bond selection and higher yields.


Total Return

For the period ended August 31, 2001                                One Year
-------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund-- Class A Shares                      +9.48%
-------------------------------------------------------------------------------
Lipper Florida Municipal Debt Funds Average (63 funds)               +9.45%
-------------------------------------------------------------------------------
Delaware Tax-Free Florida Insured Fund-- Class A Shares              +9.39%
-------------------------------------------------------------------------------
Lipper Florida Insured Municipal Debt Funds Average (12 funds)       +9.88%
-------------------------------------------------------------------------------
Delaware Tax-Free New York Fund-- Class A Shares                    +11.03%
-------------------------------------------------------------------------------
Lipper New York Municipal Debt Funds Average (105 funds)            +10.29%
-------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                +10.19%
-------------------------------------------------------------------------------
Lehman Brothers Insured Municipal Bond Index                        +10.74%
-------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 8 through 10. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Delaware Tax-Free Florida Fund returned +9.48% (Class A shares at net asset value with dividends and distributions reinvested) during the fiscal year ended August 31, 2001. Performance generally was in line with that of the Lipper Florida Municipal Debt Funds Average, which rose 9.45% for the same period. The Fund trailed its benchmark, the Lehman Brothers Municipal Bond Index, which rose 10.19% during the same fiscal year.

Delaware Tax-Free Florida Insured Fund returned +9.39% (Class A shares at net asset value with dividends and distributions reinvested) during the fiscal year ended August 31, 2001. Performance trailed that of the Lipper Florida Insured Municipal Debt Funds Average, which rose 9.88% for the same period, and the Lehman Brothers Insured Municipal Bond Index, which rose 10.74%.

Delaware Tax-Free New York Fund returned +11.03% (Class A shares at net asset value with dividends and distributions reinvested) during the fiscal year ended August 31, 2001. Performance was better than that of the Lipper New York Municipal Debt Funds Average, which rose 10.29% for the same period, and the Lehman Brothers Municipal Bond Index, which rose 10.19%.

Market Outlook -- We believe that municipal bonds can continue to perform well in the current environment. Given that the U.S. economy has not shown clear signs of recovery as of this writing, municipal bonds may continue to appear attractive to a wide array of investors. Continued economic weakness could create an environment conducive to strong total returns going forward.

In our last report, we mentioned that we expected the effects of a White House tax cut to have minimal impact on the outlook for the municipal bond markets, and that any changes would be slow in evolving. Given this year's tax legislation, we believe this turned out to be the right call, but we do encourage investors to contact their tax advisors about their personal tax situations.

We believe that municipal bond funds continue to be important investment vehicles which can provide diversification and tax-advantaged investing.* Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

        Patrick P. Coyne
Senior Portfolio Manager

      Mitchell L. Conery
Senior Portfolio Manager

      September 14, 2001

PORTFOLIO MANAGEMENT REVIEW
===========================

The Funds' Results

The strong performance that began in 2000 in the municipal bond markets has continued through 2001 year-to-date, as the U.S. economy has continued to slow and equity markets have spiraled lower. Investors continued to shun the equity markets throughout much of your Fund's fiscal year, as many companies experienced a reduction in profits and lowered their earnings and revenue expectations.

In an effort to prevent the sluggish economy from sliding into recession, the Federal Reserve aggressively cut interest rates three times in the first quarter of 2001, lowering the benchmark overnight lending rate from 6.5% to 5.0%. From a historic perspective, the Federal Reserve's interest rate cuts in 2001 have been rapid (3 percentage points), especially considering that the Fed took from June 1999 to May 2000 to raise the lending rate 1.75 percentage points. While bond and bond funds enjoyed a boost from the rate cuts, the financial stimuli failed to spark an equity rally.

The Federal Reserve reduced interest rates four more times in the second quarter. As of this writing, the federal funds target rate on overnight loans between banks stood at 3.5%.

While economic growth was anemic during the period, municipal credit remained at very high levels relative to corporate bonds, and ratings agencies continued to upgrade many more municipal bonds than they downgraded. In the corporate bond market, the opposite has been true: more downgrades than upgrades occurred (Source: Standard & Poor's).

The supply of new municipal bond issuance increased 39% from January 2001 to August 31, 2001 totaling $177 billion (Source: Thomson Municipals Group). The result was better bond selection in many states, as well as higher yields. For example, the supply of new municipal bonds increased 8.5% in New York and 32% in Florida during this time.

As credit spreads widened, we searched for opportunities such as hospital bonds, where investors were finally rewarded with greater yields for purchasing lower-credit issues. We believe that the ability of our credit team to identify worthwhile investments in this area of the market benefited your Fund's performance during the period. We think that investing in some carefully chosen lower-rated bonds can enhance yields without subjecting the Funds' performance to excessive risk relative to higher rated bonds. We also made some purchases in the electric utility sector, looking to bonds outside of California's volatile energy market that were unjustly shunned after the power crisis in that state.

For the first six months of 2001, net new cash flow into municipal bond funds was $7.08 billion, compared to a $13.04 billion net outflow in the same period a year ago (Source: Investment Company Institute). As of August 31, 2001, the national average yield on the 30-year AAA-rated municipal bond stood at 5.11%. By comparison, the 30-year Treasury bond was yielding 5.37% and the two-year Treasury note 3.61% (Source: Bloomberg).*

* Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Delaware Tax-Free Florida Fund
Portfolio Characteristics

As of August 31, 2001
-----------------------------------------------------
Current 30-Day SEC Yield*                       4.14%
-----------------------------------------------------
Average Credit Quality                              A
-----------------------------------------------------
Average Effective Duration**               6.33 years
-----------------------------------------------------
Average Effective Maturity***              9.46 years
-----------------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and Class C shares was 3.55%.
 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
***Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.










Delaware Tax-Free Florida Insured Fund
Portfolio Characteristics

As of August 31, 2001
-----------------------------------------------------
Current 30-Day SEC Yield*                       3.66%
-----------------------------------------------------
Average Credit Quality                            AAA
-----------------------------------------------------
Average Effective Duration**               6.90 years
-----------------------------------------------------
Average Effective Maturity***              9.36 years
-----------------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and Class C shares was 3.06% and 3.05%, respectively.
 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
***Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

As always, we closely monitored each Fund's duration, an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

Delaware Tax-Free Florida Fund
For the 12-month fiscal period ended August 31, 2001, the Fund returned +9.48% (Class A shares at net asset value with dividends and distributions reinvested), outperforming the Lipper Florida Municipal Debt Funds Average, which rose 9.45%.

During the first half of our fiscal year, interest rates declined and many issues within the Fund appreciated to a point at which they were trading at a premium (above par value). We felt that many such bonds faced the possibility of being refunded, as issuers might rush to lower their borrowing costs by retiring higher coupon debt and issuing lower coupon securities. This influenced our duration posture during the year.

For the full year, the duration of the Fund decreased 1.22 years while the average maturity declined 2.95 years. The Fund's average duration stood at 6.33 years and the average effective maturity was at 9.46 years as of August 31, 2001. The Fund is well-diversified across sectors, with bonds issued to finance housing, hospitals, and educational facilities all playing a role in the portfolio of investments.

Although the Fund maintained an average credit quality rating of A in the last 12 months, the Fund's credit exposure profile changed substantially. We reduced our exposure to non-rated and AAA-rated bonds by 4% and 7%, respectively, while enhancing our A and AA exposure by 3% and 7%. In this manner we reduced the effect of our "barbell" strategy -- which results in the Fund being more heavily weighted at either end of the yield curve -- when credit spreads tightened in August of 2001.

Delaware Tax-Free Florida Insured Fund
For the 12-month fiscal period ended August 31, 2001, the Fund posted a return of +9.39% (Class A shares at net asset value with dividends and distributions reinvested) versus a +9.88% return by the Lipper Florida Insured Municipal Debt Funds Average.

We usually maintain a shorter duration posture in our insured funds because insured bonds are the most liquid bonds in the municipal universe. The enhanced liquidity can lead to increased price volatility, as it often does in the Treasury market.

In an effort to reduce volatility, we maintained a somewhat shorter duration posture than our peers. During the year we decreased the Fund's duration by 0.65 years to 6.90 years. Our shorter duration posture hurt performance in a falling interest rate environment and the Fund underperformed its peer group.

Delaware Tax-Free New York
Fund Portfolio Characteristics

As of August 31, 2001
-----------------------------------------------------
Current 30-Day SEC Yield*                       4.00%
-----------------------------------------------------
Average Credit Quality                             AA
-----------------------------------------------------
Average Effective Duration**               6.74 years
-----------------------------------------------------
Average Effective Maturity***              9.34 years
-----------------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and Class C shares was 3.42%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Given the impact that the economic downturn can have on equities and lower-rated debt issues, we are comfortable taking a conservative approach to duration in this Fund. We feel that the degree of caution in our approach is not matched by all of our peers, and that this contributed to the Fund trailing the Lipper class. The Fund invests exclusively in AAA-rated municipal bonds, which constitute the top tier of credit quality in the tax-free asset class.

Both housing and hospital bonds have played significant roles in the Fund for some time, and both sectors grew slightly during the fiscal year as a percentage of net assets. As of August 31, 2001, 19.9% of the Fund's net assets were dedicated to hospital revenue bonds, and 26.5% were in housing revenue bonds.

Delaware Tax-Free New York Fund
For the 12-month fiscal period ended August 31, 2001, the Fund's return of +11.03% (Class A shares at net asset value with dividends and distributions reinvested) outpaced that of the Lipper New York Municipal Debt Funds Average, which returned +10.29%.

Early in the fiscal year, we began a conscious effort to reduce the average coupon within the Fund, selling some short pre-refunded bonds and buying longer discount issues rated AA and AAA. The Fund previously had a higher average coupon rate than most of its peers in the relative Lipper Class. The lower coupon securities performed well amidst the falling interest rates and served to help increase the Fund's net assets from $11.44 million to $13.88 million during the period.

We continued with this strategy through July in order to take advantage of the declining interest rate environment. We were able to do this by selling a portion of our A-rated holdings and increasing our exposure to lower-rated BBB issues. As of August 31, 2001, the average credit rating of the bonds within the Fund was AA.

As of August 31, 2001, the Fund's largest sector allocation was higher education revenue bonds, at 15.0% of net assets. This was followed by Hospital Revenue Bonds and Transportation Revenue Bonds, at 12.4% and 11.5%, respectively. Bonds issued to finance both hospitals and various transportation and infrastructure projects also played significant roles.

Outlook
We think that the municipal bond market continues to offer excellent investment opportunities given the current state of the economy.

The Federal Reserve has responded quickly to the economic slowdown, and we now may be close to end of the cycle of short-term interest rate cuts. However, we believe that municipal markets can continue to provide strong performance as we begin our new fiscal year. As always, we believe that tax-free markets offer tremendous opportunities for diversification and tax advantages for investors of all shapes and sizes.*

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

TAX BILL UPDATE
===============

New Tax Legislation in 2001 has reduced marginal income tax rates for U.S. taxpayers (see schedule below). We believe it is unlikely that these changes in tax rates will significantly influence behavior among municipal investors and that investors will continue to look to municipal bonds and municipal bond funds as a source of tax-free income.

Calendar Year        Former 28% rate   Former 31% rate   Former 36% rate   Former 39.6% rate
--------------------------------------------------------------------------------------------
2001                      27.5%             30.5%             35.5%             39.1%
--------------------------------------------------------------------------------------------
2002-2003                 27.0%             30.0%             35.0%             38.6%
--------------------------------------------------------------------------------------------
2004-2005                 26.0%             29.0%             34.0%             37.6%
--------------------------------------------------------------------------------------------
2006 and later            25.0%             28.0%             33.0%             35.0%
--------------------------------------------------------------------------------------------

Subsequent to marginal tax rate changes of the recent past (1982, 1986, 1988, and 1994), there was little evident effect on relative bond yields (Source:
Salomon Smith Barney). The current tax legislation is being phased in, suggesting that consequences for municipal investors may be negligible.

One notable change in the new tax law, however, is the increase in the exemption for the alternative minimum tax (AMT). According to projections by the Congressional Joint Committee on Taxation, the number of individuals affected by the AMT could increase significantly, from 1.4 million this year to 35.5 million in 2010. Many tax advisors currently suggest that, barring further legislation, this year's tax relief would cause many more middle- and upper-income taxpayers to become responsible for paying the AMT in the years ahead. We encourage investors to consult their tax advisors about their particular tax situation, and how they might be affected by current tax law. For a more complete discussion of your Fund's dividends, distributions, and taxes, please consult the prospectus.

30-year AAA-rated Municipal Bonds
Tax-Equivalent Yields
As of August 31, 2001

                                (CHART OMITTED)

                    Income Tax            Tax-Equivalent
                     Bracket                  Yield
                    ----------            --------------
                        15%                  6.01%
                      27.5%                  7.05%
                      30.5%                  7.35%
                      35.5%                  7.92%
                      39.1%                  8.39%

As of August 31, 2001, the yield on 30-year AAA-rated municipal bonds nationally was 5.11% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket.*

* Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

TAX PREPARATION
MADE EASY...




NEW AT DELAWARE
==============

Delaware Investments Offers Shareholders Intuit's Instant Data Entry Feature
Tax season is just around the corner. If you use Quicken(R) TurboTax(R) to prepare your taxes this year, you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps taxpayers complete their tax forms by quickly, securely and accurately retrieving common tax information - dividends and transactions - from Delaware Investments, and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives shareholders access to their account information and allows them to perform account transactions in a secure environment.

For more information or to register for Account Access, contact our Shareholder Service Center at 800 523-1918. Shareholder representatives are available to assist you from 8:00 a.m. to 8:00 p.m., Eastern Time, Monday through Friday. You can also register for Delaware's online Account Access by visiting our web site at www.delawareinvestments.com.

Start planning now for the upcoming tax season!

FUND BASICS
===========
As of August 31, 2001

Fund Objective

The Fund seeks as high a level of current income exempt from federal income tax and from Florida personal income tax, as is consistent with preservation of capital.

Total Fund Net Assets
$15.92 million

Number of Holdings
37

Fund Start Date
March 2, 1995

Your Fund Managers
Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1989.

Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in finance from The State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as a municipal bond Investment Officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Nasdaq Symbols
Class A   DVFAX
Class B   DVFBX
Class C   DVFCX

DELAWARE TAX-FREE FLORIDA FUND PERFORMANCE
==========================================

Growth of a $10,000 Investment
March 2, 1995 (Fund inception) through August 31, 2001


                                (CHART OMITTED)


                 Delaware Tax-Free Florida Fund         Lehman Brothers
                        Class A shares               Municipal Bond Index

3/2/95                     $ 9,625                         $10,000
8/31/95                    $10,088                         $10,469
2/29/96                    $10,806                         $10,978
8/31/96                    $10,795                         $11,017
2/28/97                    $11,347                         $11,583
8/31/97                    $11,895                         $12,036
2/28/98                    $12,611                         $12,642
8/31/98                    $13,122                         $13,077
2/28/99                    $13,360                         $13,419
8/31/99                    $12,924                         $13,148
2/29/00                    $12,627                         $13,140
8/31/00                    $13,455                         $14,033
2/28/01                    $14,109                         $14,761
8/31/01                    $14,687                         $15,465

Chart assumes $10,000 invested on March 2, 1995 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at that month's end, March 31, 1995. After March 31, 1995, returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001                     Lifetime   Five Years    One Year
-------------------------------------------------------------------------------
Class A (Est. 3/2/95)
   Excluding Sales Charge                    +6.78%      +6.41%       +9.48%
   Including Sales Charge                    +6.16%      +5.60%       +5.33%
-------------------------------------------------------------------------------
Class B (Est. 9/15/95)
   Excluding Sales Charge                    +5.60%      +5.71%       +8.76%
   Including Sales Charge                    +5.47%      +5.39%       +4.76%
-------------------------------------------------------------------------------
Class C (Est. 4/22/95)
   Excluding Sales Charge                    +5.71%      +5.65%       +8.79%
   Including Sales Charge                    +5.71%      +5.65%       +7.79%
-------------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
===========
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from Florida personal income tax, as is consistent with preservation of capital.

Total Fund Net Assets
$112.43 million

Number of Holdings
43

Fund Start Date
January 1, 1992

Your Fund Managers
Patrick P. Coyne
Mitchell L. Conery

Nasdaq Symbols
Class A    VFLIX
Class B    DVDBX
Class C    DVDCX

DELAWARE TAX-FREE FLORIDA
INSURED FUND PERFORMANCE
=========================

Growth of a $10,000 Investment
January 1, 1992 (Fund inception) through August 31, 2001


                                (CHART OMITTED)


                 Delaware Tax-Free Florida
                       Insured Fund                   Lehman Brothers
                      Class A shares             Insured Municipal Bond Index

Jan '92                  $ 9,625                           $10,000
Aug '92                  $10,284                           $10,645
Aug '93                  $11,882                           $12,045
Aug '94                  $11,558                           $11,986
Aug '95                  $12,500                           $13,078
Aug '96                  $13,238                           $13,788
Aug '97                  $14,528                           $15,085
Aug '98                  $15,833                           $16,474
Aug '99                  $15,700                           $16,425
Aug '00                  $16,532                           $17,644
Aug '01                  $18,084                           $19,538

Chart assumes $10,000 invested on January 1, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Insured Municipal Bond Index at that month's end, January 31, 1992. After January 31, 1992, returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index that generally tracks the performance of insured municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001                  Lifetime   Five Years    One Year
-------------------------------------------------------------------------------
Class A (Est. 1/1/92)
   Excluding Sales Charge                 +6.76%      +6.44%       +9.39%
   Including Sales Charge                 +6.33%      +5.62%       +5.29%
-------------------------------------------------------------------------------
Class B (Est. 3/11/94)
   Excluding Sales Charge                 +5.25%      +5.68%       +8.56%
   Including Sales Charge                 +5.25%      +5.36%       +4.56%
-------------------------------------------------------------------------------
Class C (Est. 9/29/97)*
   Excluding Sales Charge                 +4.59%                   +8.55%
   Including Sales Charge                 +4.59%                   +7.55%
-------------------------------------------------------------------------------
* Class C shares were sold and outstanding from September 29, 1997 until December 18, 1997, when all of the outstanding Class C shares were redeemed. There were no outstanding Class C shares or shareholder activity from December 19, 1997 through January 7, 1999. The performance for Class C shares during the period from December 19, 1997 through January 7, 1999 is based on the performance of Class B shares.

Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
===========
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from New York personal income tax, as is consistent with preservation of capital.

Total Fund Net Assets
$13.88 million

Number of Holdings
25

Fund Start Date
November 6, 1987

Your Fund Managers
Patrick P. Coyne
Mitchell L. Conery

Nasdaq Symbols
Class A   FTNYX
Class B   DVTNX
Class C   DVFNX

DELAWARE TAX-FREE NEW YORK FUND PERFORMANCE
===========================================

Growth of a $10,000 Investment
August 31, 1991 through August 31, 2001


                                (CHART OMITTED)


                     Delaware Tax-Free
                       New York Fund                   Lehman Brothers
                      Class A shares                Municipal Bond Index

Aug '91                  $ 9,624                          $10,000
Aug '92                  $10,798                          $11,092
Aug '93                  $12,031                          $12,473
Aug '94                  $12,119                          $12,490
Aug '95                  $12,827                          $13,598
Aug '96                  $13,277                          $14,310
Aug '97                  $14,057                          $15,632
Aug '98                  $15,075                          $16,985
Aug '99                  $14,705                          $17,078
Aug '00                  $15,452                          $18,227
Aug '01                  $17,173                          $20,088

Chart assumes $10,000 invested on August 31, 1991 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001           Lifetime     10 Years   Five Years   One Year
-------------------------------------------------------------------------------
Class A (Est. 11/6/87)
   Excluding Sales Charge           +6.76%      +5.96%       +5.29%     +11.03%
   Including Sales Charge           +6.46%      +5.56%       +4.48%      +6.90%
-------------------------------------------------------------------------------
Class B (Est. 11/14/94)
   Excluding Sales Charge           +5.03%                   +4.53%     +10.12%
   Including Sales Charge           +5.03%                   +4.20%      +6.12%
-------------------------------------------------------------------------------
Class C (Est. 4/26/95)
   Excluding Sales Charge           +4.31%                   +4.52%     +10.23%
   Including Sales Charge           +4.31%                   +4.52%      +9.23%
-------------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free New York Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Statements of Net Assets



DELAWARE TAX-FREE FLORIDA FUND
------------------------------

                                                       Principal   Market
August 31, 2001                                        Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds - 99.01%
Continuing Care/Retirement Revenue Bonds - 1.68%
Volusia County Health Facilities Authority
   (John Knox Village) Series A
   6.00% 6/1/17 (Asset Gty) .......................... $  250,000  $  267,515
                                                                   ----------
                                                                      267,515
                                                                   ----------
General Obligation Bonds - 4.90%
Florida State Board of Education (Capital Outlay
   Public Education)
   5.00% 6/1/27 ......................................    500,000     500,160
   6.00% 6/1/21 (FGIC) ...............................    250,000     279,610
                                                                   ----------
                                                                      779,770
                                                                   ----------
Higher Education Revenue Bonds - 6.25%
Capital Projects Finance Authority Florida
   Student Housing Revenue (Capital
   Projects Loan Program) Series F-1
   5.00% 10/1/31 (MBIA) ..............................  1,000,000     994,560
                                                                   ----------
                                                                      994,560
                                                                   ----------
Highway Revenue Bonds - 1.15%
Dunes, Florida Community Development District
   Intracoastal Waterway Bridge (ITT Industries
   Corporation) 5.50% 10/1/07 ........................    175,000     183,108
                                                                   ----------
                                                                      183,108
                                                                   ----------
Hospital Revenue Bonds - 16.83%
Escambia County Health Facilities Authority
   (VHA Program) 5.95% 7/1/20 (AMBAC) ................    425,000     476,918
Highlands County Health Facilities Authority
   6.00% 11/15/31 ....................................    500,000     522,915
Lee County Hospital Board (Lee Memorial
   Hospital) 6.35% 3/26/20 (MBIA) ....................    500,000     517,820
Leesburg Regional Medical Center Project
   Series A 6.125% 7/1/12 ............................    100,000     104,475
Miami Beach Health Facilities Authority
   6.80% 11/15/31 ....................................    500,000     524,740
North Miami Health Facilities Authority (Catholic
   Health Services) (LOC Suntrust Bank of Miami)
   6.00% 8/15/16 .....................................    500,000     531,904
                                                                   ----------
                                                                    2,678,772
                                                                   ----------
Housing Revenue Bonds - 9.46%
Dade County Housing Finance Authority
   (Lincoln Fields Apartments Section 8)
   6.25% 7/1/24 (MBIA) ...............................    500,000     509,930
Duval Housing Finance Authority
   (St. Augustine Apartments) 6.00% 3/1/21 ...........    300,000     307,284
Florida Housing Finance Agency (The Vineyards
   Project) Series H 6.40% 11/1/15 ...................    500,000     514,795
Florida Housing Finance Agency Homeowner
   Mortgage Series 1B 6.00% 7/1/17 ...................    165,000     174,539
                                                                   ----------
                                                                    1,506,548
                                                                   ----------

                                                       Principal   Market
                                                       Amount      Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Industrial Development Revenue Bonds - 1.64%
 Miami Dade County Florida Industrial
   Development Revenue 5.375% 10/1/30 ................ $  250,000  $  261,685
                                                                   ----------
                                                                      261,685
                                                                   ----------
 Other Revenue Bonds - 33.74%
 Dade County Special Obligation Series B
   5.00% 10/1/35 (AMBAC) .............................    200,000     199,114
 Florida Intergovernmental Finance
   Commission 5.125% 5/1/21 ..........................    500,000     505,285
 Florida State Board of Education (Lottery
   Revenue) Series A 6.00% 7/1/14 (FGIC) .............  1,000,000   1,138,959
 Lake Bernadette Community Development
   District Special Assessment Series A
   8.00% 5/1/17 ......................................    245,000     261,596
 Northern Palm Beach County Improvement
   District Special Assessment (Abacoa
   Water Control) 7.20% 8/1/16 .......................    300,000     325,515
 Orlando, Florida Special Assessment
   (Conroy Road Interchange) Series B
   5.25% 5/1/05 ......................................    200,000     199,228
 St. Lucie Improvement Revenue
   5.50% 4/1/23 (MBIA) ...............................    250,000     264,253
 Tampa Palms Community Development District
   (Richmond Place Project) 7.50% 5/1/18 .............    225,000     239,911
 Tampa Utilities Tax Revenue Series A
   6.00% 10/1/17 (AMBAC) .............................  1,000,000   1,113,760
   6.125% 10/1/18 (AMBAC) ............................  1,000,000   1,121,450
                                                                   ----------
                                                                    5,369,071
                                                                   ----------
 Ports & Harbors Revenue Bonds - 3.31%
 Jacksonville, Florida Port Authority
   5.70% 11/1/30 (MBIA) ..............................    500,000     527,175
                                                                   ----------
                                                                      527,175
                                                                   ----------
 Power Authority Revenue Bonds - 4.51%
 Jacksonville, Florida Electric Authority
 Revenue Electric System Series 3-C
   5.50% 10/1/30 .....................................    700,000     717,815
                                                                   ----------
                                                                      717,815
                                                                   ----------
*Pre-Refunded/Escrowed to Maturity Bonds - 4.18%
 Pinellas County Educational Facilities
   Authority (Clearwater Christian College)
   Private Placement 8.00% 2/1/11-06 .................    300,000     327,393
 Volusia County, Florida Industrial Development
   Authority Mortgage Revenue (Bishops Glen
   Project Retirement Health Facilities)
   7.50% 11/1/16-06 ..................................    290,000     338,442
                                                                   ----------
                                                                      665,835
                                                                   ----------

                                                       Principal   Market
Delaware Tax-Free Florida Fund                         Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Territorial Revenue Bonds - 1.32%
Puerto Rico Commonwealth Highway &
   Transportation Authority Revenue
   Series B 6.00% 7/1/26 ............................. $150,000    $   159,394
Puerto Rico Electric Power Authority
   Revenue Series X 5.50% 7/1/25 .....................   50,000         51,253
                                                                   -----------
                                                                       210,647
                                                                   -----------
Transportation Revenue Bonds - 1.03%
Florida State Mid-Bay Bridge Authority-Series D
   6.125% 10/1/22 ....................................  160,000        163,165
                                                                   -----------
                                                                       163,165
                                                                   -----------
Waste Disposal Revenue Bonds - 0.99%
Jacksonville Sewer & Solid Waste Disposal
   Facilities Authority (Anheuser Busch
   Project) 5.875% 2/1/36 (AMT) ......................  150,000        156,987
                                                                   -----------
                                                                       156,987
                                                                   -----------
Water & Sewer Revenue Bonds - 8.02%
Hillsborough County Florida Assessment
   Revenue Capacity 5.125% 3/1/20 ....................  500,000        510,995
Hillsborough County Florida Assessment
   Revenue Reclaimed Water Improvement
   5.125% 3/1/18 .....................................  250,000        258,500
Jacksonville Electric Authority Revenue
   Water & Sewer Systems Series A
   5.625% 10/1/37 ....................................  500,000        507,725
                                                                   -----------
                                                                     1,277,220
                                                                   -----------
Total Municipal Bonds
   (cost $14,753,897) ................................              15,759,873
                                                                   -----------
Total Market Value of Securities - 99.01%
   (cost $14,753,897) ................................              15,759,873
Receivables and Other Assets
   Net of Liabilities - 0.99% ........................                 157,495
                                                                   -----------
Net Assets Applicable to 1,463,419 Shares
   Outstanding - 100.00% .............................             $15,917,368
                                                                   ===========
Net Asset Value - Delaware Tax-Free
   Florida Fund Class A
   ($10,747,057 / 988,572 Shares) ....................                  $10.87
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Florida Fund Class B
   ($4,654,736 / 427,461 Shares) .....................                  $10.89
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Florida Fund Class C
   ($515,575 / 47,386 Shares) ........................                  $10.88
                                                                        ------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2001:
Shares of beneficial interest (unlimited
  authorization - no par)                             $15,900,976
Accumulated net realized loss on investments             (989,584)
Net unrealized appreciation of investments              1,005,976
                                                      -----------
Total net assets                                      $15,917,368
                                                      ===========
----------------

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Asset Gty - Insured by the Asset Guaranty Insurance Company
FGIC - Insured by the Financial Guaranty Insurance Company
LOC - Letter of Credit.
MBIA - Insured by the Municipal Bond Insurance Association

------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Florida Fund
Net asset value Class A (A) ................................. $10.87
Sales charge (3.75% of offering price, or 3.86%
   of amount invested per share) (B) ........................   0.42
                                                              ------
Offering price .............................................. $11.29
                                                              ======
---------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE FLORIDA INSURED FUND
--------------------------------------

                                                      Principal    Market
August 31, 2001                                       Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 99.17%
Airport/Airline Revenue Bonds - 2.89%
Lee County Florida Airport Revenue
   5.75% 10/1/33 (FSA) .............................. $ 3,000,000  $ 3,246,270
                                                                   -----------
                                                                     3,246,270
                                                                   -----------
General Obligation Bonds - 6.52%
Florida State Board of Education Capital
   Outlay Public Education Series B
   4.50% 6/1/28 (MBIA) ..............................   8,000,000    7,332,400
                                                                   -----------
                                                                     7,332,400
                                                                   -----------
Higher Education Revenue Bonds - 4.32%
Capital Projects Finance Authority Florida
   Student Housing Revenue (Capital Projects
   Loan Program) Series F-1
   5.00% 10/1/31 (MBIA) .............................   2,710,000    2,695,258
Dade County Florida Educational Facilities
   Authority (University of Miami) Series A
   5.75% 4/1/29 (AMBAC) .............................   2,000,000    2,162,460
                                                                   -----------
                                                                     4,857,718
                                                                   -----------
Hospital Revenue Bonds - 19.88%
Escambia County Health Facilities Authority
   (VHA Program) 5.95% 7/1/20 (AMBAC) ...............   4,500,000    5,049,720
Highlands County Health Facilities Authority
   6.00% 11/15/31 ...................................   1,000,000    1,045,830
Indian River County Hospital District 97-FS
   6.10% 10/1/18 (FSA) ..............................   3,000,000    3,262,650
Lee County Hospital Board (Lee Memorial
   Hospital) 6.35% 3/26/20 (MBIA) ...................  10,000,000   10,356,400
Tallahassee Health Facilities (Tallahassee
   Memorial Regional Medical Center) Series B
   6.00% 12/1/15 (MBIA) .............................   2,500,000    2,641,075
                                                                   -----------
                                                                    22,355,675
                                                                   -----------
Housing Revenue Bonds - 26.49%
Florida Housing Finance Agency (Crossings
   Indian Run Apartments HUD Series V) (LOC
   First Union National Bank of North Carolina)
   6.10% 12/1/26 (AMBAC) (AMT) ......................     750,000      784,373
   6.20% 12/1/36 (AMBAC) (AMT) ......................   1,790,000    1,872,931
Florida Housing Finance Agency (Landings at
   Sea Forest Apartments) Series T (LOC
   First Union National Bank of North Carolina)
   5.85% 12/1/18 (AMBAC) (AMT) (FHA) ................     470,000      489,134
   6.05% 12/1/36 (AMBAC) (AMT) (FHA) ................     700,000      728,420
Florida Housing Finance Agency (Leigh Meadows
   Apartments Section 8) Series N (LOC
   First Union National Bank of North Carolina)
   6.20% 9/1/26 (AMBAC) (AMT) .......................   2,765,000    2,903,029
   6.30% 9/1/36 (AMBAC) (AMT) .......................   2,000,000    2,105,920
Florida Housing Finance Agency (Mariner Club
   Apartments) Series K-1
   6.25% 9/1/26 (AMBAC) (AMT) .......................   2,000,000    2,105,140
   6.375% 9/1/36 (AMBAC) (AMT) ......................   3,500,000    3,699,254

                                                     Principal     Market
                                                     Amount        Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Housing Revenue Bonds (continued)
 Florida Housing Finance Agency (Riverfront
   Apartments Section 8) Series A
   6.25% 4/1/37 (AMBAC) (AMT) ...................... $1,000,000    $ 1,050,680
 Florida Housing Finance Agency (Spinnaker
   Cove Apartments) Series G (LOC First Union
   National Bank of North Carolina)
   6.50% 7/1/36 (AMBAC) (AMT) ......................    500,000        530,895
 Florida Housing Finance Agency (Sterling Palms
   Apartments) Series D-1 (LOC First Union
   National Bank of North Carolina)
   6.30% 12/1/16 (AMBAC) (AMT) .....................  1,000,000      1,063,350
   6.40% 12/1/26 (AMBAC) (AMT) .....................  1,500,000      1,587,930
   6.50% 6/1/36 (AMBAC) (AMT) ......................  6,540,000      6,928,475
 Florida Housing Finance Agency (Woodbridge
   Apartments) Series L (LOC First Union
   National Bank of North Carolina)
   6.15% 12/1/26 (AMBAC) (AMT) .....................  1,750,000      1,834,980
   6.25% 6/1/36 (AMBAC) (AMT) ......................  2,000,000      2,098,840
                                                                   -----------
                                                                    29,783,351
                                                                   -----------
 Municipal Variable Rate Demand Obligation Notes - 8.57%
+Palm Beach County Florida Criminal Justice
   Facilities Revenue Inverse Floater
   9.13% 6/1/12 (FGIC) .............................  7,500,000      9,640,275
                                                                   -----------
                                                                     9,640,275
                                                                   -----------
 Other Revenue Bonds - 7.16%
 New Smyrna Beach Utilities Commission
   6.00% 10/1/13 (FGIC) ............................  1,000,000      1,053,840
 Orange County Florida Tourist
   Development Revenue
   4.75% 10/1/20 (AMBAC) ...........................  1,000,000        984,550
   5.50% 10/1/31 (AMBAC) ...........................  4,000,000      4,214,360
 Osceola County Celebration Community
   Development District Assessment
   6.10% 5/1/16 (MBIA) .............................    665,000        718,892
 Osceola County Enterprise Community
   Development District Special Assessment
   6.10% 5/1/16 (MBIA) .............................  1,000,000      1,081,040
                                                                   -----------
                                                                     8,052,682
                                                                   -----------
 Ports & Harbors Revenue Bonds - 0.93%
 Canaveral Port Authority
   6.00% 6/1/12 (FGIC) .............................  1,000,000      1,044,040
                                                                   -----------
                                                                     1,044,040
                                                                   -----------
*Pre-Refunded/Escrowed to Maturity Bonds - 10.11%
 Miramar Wastewater Improvement Assessment
   6.75% 10/1/25-04 (FGIC) .........................  2,425,000      2,721,747
 Palm Beach Solid Waste Authority
   6.00% 12/1/07-02 (MBIA) .........................  1,000,000      1,062,990
   6.25% 12/1/08-02 (MBIA) .........................  2,000,000      2,132,100

                                                       Principal    Market
Delaware Tax-Free Florida Insured Fund                 Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded/Escrowed to Maturity Bonds (continued)
  Port St. Lucie Utility System
    6.00% 9/1/24-04 (FGIC) ........................... $5,000,000 $  5,447,550
                                                                  ------------
                                                                    11,364,387
                                                                  ------------
  Sales Tax Revenue Bonds - 6.71%
  Bay City, Florida Sales Tax Revenues
    4.75% 9/1/23 (FSA) ...............................  3,000,000    2,918,160
  Jupiter Sales Tax Revenue
    6.375% 9/1/20 (AMBAC) ............................  2,500,000    2,558,375
  Marion County Public Improvement Sales Tax
    6.125% 12/1/08 (MBIA) ............................  1,000,000    1,028,610
  Nassau County Optional Gas Tax Fuel Sales Tax
    6.00% 3/1/09 (FGIC) ..............................  1,000,000    1,036,880
                                                                  ------------
                                                                     7,542,025
                                                                  ------------
  Transportation Revenue Bonds - 1.83%
  Jacksonville, Florida Transportation Revenue
    5.25% 10/1/29 (MBIA) .............................  2,000,000    2,054,280
                                                                  ------------
                                                                     2,054,280
                                                                  ------------
  Water & Sewer Revenue Bonds - 3.76%
  Coral Springs Water and Sewer Series A
    6.00% 9/1/10 (FGIC) ..............................  1,000,000    1,051,540
  Jupiter Water Revenue Series 92A
    6.25% 10/1/12 (AMBAC) ............................  2,000,000    2,045,760
**Tampa Water and Sewer Revenue
    6.00% 10/1/16 (FSA) ..............................  1,000,000    1,131,250
                                                                  ------------
                                                                     4,228,550
                                                                  ------------
  Total Municipal Bonds
    (cost $104,521,624) ..............................             111,501,653
                                                                  ------------
  Total Market Value of Securities - 99.17%
    (cost $104,521,624) ..............................             111,501,653

  Receivables and Other Assets
    Net of Liabilities - 0.83% .......................                 930,247
                                                                  ------------
  Net Assets Applicable to 10,015,228
    Shares Outstanding - 100.00% .....................            $112,431,900
                                                                  ============
  Net Asset Value - Delaware Tax-Free
    Florida Insured Fund Class A
    ($107,365,182 / 9,563,992 Shares) ................                  $11.23
                                                                        ------
  Net Asset Value - Delaware Tax-Free
    Florida Insured Fund Class B
    ($5,013,736 / 446,521 Shares) ....................                  $11.23
                                                                        ------
  Net Asset Value - Delaware Tax-Free
    Florida Insured Fund Class C
    ($52,982 / 4,715 Shares) .........................                  $11.24
                                                                        ------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) .......................      $111,789,013
Accumulated net realized loss on investments ....        (6,337,142)
Net unrealized appreciation of investments ......         6,980,029
                                                       ------------
Total net assets ................................      $112,431,900
                                                       ============
---------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
-------------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**When-issued security.
 +An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term rates. Interest rate disclosed is in effect as of August 31, 2001.

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Florida Insured Fund

Net asset value Class A (A)                                  $11.23
Sales charge (3.75% of offering price, or 3.92%
   of amount invested per share) (B)                           0.44
                                                             ------
Offering price                                               $11.67
                                                             ======
---------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE NEW YORK FUND
-------------------------------
                                                       Principal   Market
August 31, 2001                                        Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.98%
General Obligation Bonds - 3.34%
New York City Series C 5.375% 11/15/27 ............... $  450,000  $  463,712
                                                                   ----------
                                                                      463,712
                                                                   ----------
Higher Education Revenue Bonds - 14.97%
Albany, New York Industrial Development Agency
   (Sage Colleges Project) Series A
   5.30% 4/1/29 ......................................    500,000     504,725
Albany, New York Industrial Development Agency
   Facilities (Albany Law School Project) Series A
   5.75% 10/1/30 (Asset Gty) .........................    300,000     320,883
Amherst, New York Industrial Development Agency
   Civic Facilities Revenue (University of Buffalo
   Faculty Student Housing) Series A
   5.75% 8/1/30 (AMBAC) ..............................    200,000     218,172
New York State Dormitory Authority Revenue
   (Pratt Institute) 6.00% 7/1/20 (Asset Gty) ........    500,000     553,094
New York State Dormitory Authority Revenue
   (State University Educational Facilities) Series B
   7.50% 5/15/11 .....................................    400,000     482,140
                                                                   ----------
                                                                    2,079,014
                                                                   ----------
Hospital Revenue Bonds - 12.39%
New York State Dormitory Authority Revenue
   (Chapel Oaks) (LOC Allied Irish Bank)
   5.45% 7/1/26 ......................................    450,000     464,576
New York State Dormitory Authority Revenue
   (Lennox Hill) 5.50% 7/1/30 ........................    500,000     517,505
New York State Dormitory Authority Revenue
   (Millard Fillmore Hospital)
   5.375% 2/1/32 (AMBAC) .............................    450,000     461,907
New York State Dormitory Authority Revenue
   Mental Health Series D 5.90% 2/15/12 ..............    250,000     276,150
                                                                   ----------
                                                                    1,720,138
                                                                   ----------
Housing Revenue Bonds - 7.69%
New York State Mortgage Agency Revenue
   (Homeowner Mortgage) Series 88
   6.25% 4/1/30 (AMT) ................................  1,000,000   1,067,000
                                                                   ----------
                                                                    1,067,000
                                                                   ----------
Industrial Development Revenue Bonds - 10.47%
New York City Industrial Development Agency
   (Brooklyn Navy Yard Cogen Partners)
   5.75% 10/1/36 (AMT) ...............................    450,000     452,187
New York City Industrial Development Agency
   (JFK International Airport New York)
   5.50% 7/1/28 ......................................  1,000,000   1,000,670
                                                                   ----------
                                                                    1,452,857
                                                                   ----------
Other Revenue Bonds - 3.49%
New York City Transitional Finance Authority
   Revenue Future Tax Series C 4.75% 5/1/23 ..........    500,000     483,865
                                                                   ----------
                                                                      483,865
                                                                   ----------

                                                        Principal   Market
                                                        Amount      Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Parking Revenue Bonds - 3.74%
 Albany, New York Parking Authority Revenue
   5.625% 7/15/25 .................................... $  500,000   $   519,760
                                                                    -----------
                                                                        519,760
                                                                    -----------
 Power Authority Revenue Bonds - 3.78%
 New York State Energy Research & Development
   Authority Pollution Control Revenue
   5.45% 8/1/27 (AMBAC) ..............................    500,000       524,400
                                                                    -----------
                                                                        524,400
                                                                    -----------
*Pre-Refunded/Escrowed to Maturity Bonds - 13.65%
 New York City General Obligation Series F
   8.25% 11/15/17-01 .................................    690,000       708,513
 New York State Thruway Authority Service
   Contract Revenue Local Highway & Bridge
   6.25% 4/1/14-05 ...................................    500,000       566,265
 New York State Urban Development
   Corporation Revenue Correctional Facilities
   Series 3 7.375% 1/1/18-02 .........................    600,000       621,810
                                                                    -----------
                                                                      1,896,588
                                                                    -----------
 Recreational Area Revenue Bonds - 3.74%
 Cicero, New York Local Development
   Corporation Revenue (Cicero Community
   Recreation Project) Series A
   6.75% 5/1/42 ......................................    500,000       519,110
                                                                    -----------
                                                                        519,110
                                                                    -----------
 Territorial Revenue Bonds - 3.68%
 Puerto Rico Commonwealth Highway &
   Transportation Authority Highway Revenue
   Series Y 5.50% 7/1/36 .............................    475,000       511,480
                                                                    -----------
                                                                        511,480
                                                                    -----------
 Transportation Revenue Bonds - 11.51%
 Metropolitan Transportation Authority New York
   Dedicated Tax Series A
   6.125% 4/1/17 (FGIC) ..............................  1,000,000     1,139,420
 Metropolitan Transportation Authority New York
   Service Contract Commuter Facilities
   Series A 5.75% 7/1/13 .............................    400,000       457,928
                                                                    -----------
                                                                      1,597,348
                                                                    -----------
 Water & Sewer Revenue Bonds - 5.53%
 New York City Municipal Water Finance
   Authority Water & Sewer System
   Series 97B 5.75% 6/15/29 ..........................    250,000       269,605
 New York City Municipal Water Finance
   Authority Water & Sewer System
   Series B 5.00% 6/15/29 ............................    500,000       498,100
                                                                    -----------
                                                                        767,705
                                                                    -----------
Total Municipal Bonds
  (cost $12,710,734) .................................               13,602,977
                                                                    -----------

Delaware Tax-Free New York Fund
--------------------------------------------------------------------------------
Total Market Value of Securities - 97.98%
  (cost $12,710,734) .................................  $13,602,977

Receivables and Other Assets
  Net of Liabilities - 2.02% .........................      279,920
                                                        -----------
Net Assets Applicable to 1,341,889 Shares
  Outstanding - 100.00% ..............................  $13,882,897
                                                        ===========
Net Asset Value - Delaware Tax-Free
  New York Fund Class A
  ($10,168,985 / 982,468 Shares) .....................       $10.35
                                                             ------
Net Asset Value - Delaware Tax-Free
  New York Fund Class B
  ($2,507,473 / 242,651 Shares) ......................       $10.33
                                                             ------
Net Asset Value - Delaware Tax-Free
  New York Fund Class C
  ($1,206,439 / 116,770 Shares) ......................       $10.33
                                                             ------




Components of Net Assets at August 31, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) ............................  $13,520,531
Accumulated net realized loss on investments .........     (529,877)
Net unrealized appreciation of investments ...........      892,243
                                                        -----------
Total net assets .....................................  $13,882,897
                                                        ===========
---------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Asset Gty - Insured by the Asset Guaranty Insurance Company.
FGIC - Insured by the Financial Guaranty Insurance Company
LOC - Letter of Credit
------------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free New York Fund

Net asset value Class A (A) ..........................       $10.35
Sales charge (3.75% of offering price, or 3.86%
   of amount invested per share) (B) .................         0.40
                                                             ------
Offering price .......................................       $10.75
                                                             ======
--------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                                        Delaware          Delaware              Delaware
                                                                        Tax-Free          Tax-Free              Tax-Free
Year Ended August 31, 2001                                            Florida Fund    Florida Insured Fund    New York Fund
----------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ...........................................................  $  829,249         $ 6,527,919           $  688,992
                                                                      ----------         -----------           ----------
Expenses:
Management fees ....................................................      81,566             571,142               66,308
Distribution expenses ..............................................      74,610             324,354               45,589
Dividend disbursing and transfer agent fees and expenses ...........       7,673             103,828                9,788
Registration fees ..................................................         720               2,713                1,922
Reports and statements to shareholders .............................       5,359              31,504                1,490
Accounting and administration ......................................       4,390              49,111                4,353
Custodian fees .....................................................       1,571               7,972                1,337
Professional fees ..................................................       4,444              35,302                3,074
Taxes (other than taxes on income) .................................         120                 540                  150
Trustees' fees .....................................................         413               3,600                  670
Other ..............................................................       1,994              16,618                2,055
                                                                      ----------         -----------           ----------
                                                                         182,860           1,146,684              136,736
Less expenses absorbed or waived ...................................     (32,554)            (77,546)             (59,824)
Less expenses paid indirectly ......................................      (1,605)             (4,889)              (1,203)
                                                                      ----------         -----------           ----------
Total expenses .....................................................     148,701           1,064,249               75,709
                                                                      ----------         -----------           ----------

Net Investment Income ..............................................     680,548           5,463,670              613,283
                                                                      ----------         -----------           ----------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ...................................     110,480             248,460                7,452
Net change in unrealized appreciation/depreciation of investments ..     531,464           4,414,914              648,492
                                                                      ----------         -----------           ----------

Net Realized and Unrealized Gain on Investments ....................     641,944           4,663,374              655,944
                                                                      ----------         -----------           ----------

Net Increase in Net Assets Resulting from Operations ...............  $1,322,492         $10,127,044           $1,269,227
                                                                      ==========         ===========           ==========

                             See accompanying notes

Statements of Changes in Net Assets

                                                       Delaware Tax-Free          Delaware Tax-Free         Delaware Tax-Free
                                                          Florida Fund           Florida Insured Fund         New York Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended                 Year Ended                Year Ended
                                                      8/31/01      8/31/00      8/31/01        8/31/00       8/31/01     8/31/00
Increase (Decrease) in Net Assets
   from Operations:
Net investment income ...........................  $   680,548  $   697,422  $  5,463,670   $  5,979,520  $   613,283 $   632,304
Net realized gain (loss)
   on investments ...............................      110,480     (974,810)      248,460       (507,694)       7,452    (516,600)
Net change in unrealized appreciation/
   depreciation of investments ..................      531,464      706,657     4,414,914        429,075      648,492     432,816
                                                   ------------------------  ---------------------------  -----------------------
Net increase in net assets
   resulting from operations ....................    1,322,492      429,269    10,127,044      5,900,901    1,269,227     548,520
                                                   ------------------------  ---------------------------  -----------------------

Dividends and Distributions to Shareholders from:
Net investment income:
   Class A ......................................     (475,686)    (501,012)   (5,254,189)    (5,767,655)    (521,535)   (562,748)
   Class B ......................................     (185,084)    (177,459)     (207,663)      (208,057)     (78,234)    (65,142)
   Class C ......................................      (19,778)     (18,951)       (2,089)        (3,537)     (13,514)     (4,414)
                                                   ------------------------  ---------------------------  -----------------------
                                                      (680,548)    (697,422)   (5,463,941)    (5,979,249)    (613,283)   (632,304)
                                                   ------------------------  ---------------------------  -----------------------

Capital Share Transactions:
Proceeds from shares sold:
   Class A ......................................    2,813,889    1,076,052     3,220,640      1,888,609      475,768     482,803
   Class B ......................................    1,326,486      959,690       394,336        999,821    1,537,390     374,682
   Class C ......................................      117,529      146,663            --             --    1,100,260          42

Net asset value of shares issued upon
   reinvestment of dividends
   and distributions:
   Class A ......................................      162,956      217,066     1,723,858      1,750,972      338,477     376,435
   Class B ......................................       66,628       66,119        84,977         78,958       33,306      42,306
   Class C ......................................        7,169        6,155           433          3,359       10,482       4,313
                                                   ------------------------  ---------------------------  -----------------------
                                                     4,494,657    2,471,745     5,424,244      4,721,719    3,495,683   1,280,581
                                                   ------------------------  ---------------------------  -----------------------

Cost of shares repurchased:
   Class A ......................................   (1,378,278)  (3,787,660)  (12,739,447)   (18,677,031)  (1,249,190) (1,285,627)
   Class B ......................................     (966,332)  (1,390,735)     (946,503)      (620,400)    (463,982)   (544,576)
   Class C ......................................      (63,177)    (432,622)           --        (58,600)          --     (49,770)
                                                   ------------------------  ---------------------------  -----------------------
                                                    (2,407,787)  (5,611,017)  (13,685,950)   (19,356,031)  (1,713,172) (1,879,973)
                                                   ------------------------  ---------------------------  -----------------------
Increase (decrease) in net assets derived
   from capital share transactions ..............    2,086,870   (3,139,272)   (8,261,706)   (14,634,312)   1,782,511    (599,392)
                                                   ------------------------  ---------------------------  -----------------------

Net Increase (Decrease) in
   Net Assets ...................................    2,728,814   (3,407,425)   (3,598,603)   (14,712,660)   2,438,455    (683,176)

Net Assets:
Beginning of period .............................   13,188,554   16,595,979   116,030,503    130,743,163   11,444,442  12,127,618
                                                   ------------------------  ---------------------------  -----------------------
End of period ...................................  $15,917,368  $13,188,554  $112,431,900   $116,030,503  $13,882,897 $11,444,442
                                                   ========================  ===========================  =======================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Florida Fund Class A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Eight Months
                                                                         Year Ended                 Ended          Year Ended
                                                              8/31/01     8/31/00     8/31/99     8/31/98(1)  12/31/97(2)  12/31/96
Net asset value, beginning of period ........................ $10.420     $10.530     $11.230     $11.020      $10.520      $10.730

Income (loss) from investment operations:
  Net investment income .....................................   0.513       0.518       0.532       0.374        0.591        0.590
  Net realized and unrealized gain (loss) on investments ....   0.450      (0.110)     (0.688)      0.215        0.523       (0.210)
                                                              ---------------------------------------------------------------------
  Total from investment operations ..........................   0.963       0.408      (0.156)      0.589        1.114        0.380
                                                              ---------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income .....................................  (0.513)     (0.518)     (0.532)     (0.374)      (0.594)      (0.590)
  Net realized gain on investments ..........................      --          --      (0.012)     (0.005)      (0.020)          --
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .........................  (0.513)     (0.518)     (0.544)     (0.379)      (0.614)      (0.590)
                                                              ---------------------------------------------------------------------
Net asset value, end of period .............................. $10.870     $10.420     $10.530     $11.230      $11.020      $10.520
                                                              =====================================================================

Total return(3)..............................................   9.48%       4.11%      (1.50%)      5.44%       10.93%        3.74%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................... $10,747      $8,711     $11,406      $9,988       $7,506       $5,761
  Ratio of expenses to average net assets ...................   0.75%       0.75%       0.62%       0.55%        0.56%        0.33%
  Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ..................   0.97%       1.10%       1.16%       1.10%        1.11%        1.25%
  Ratio of net investment income to average net assets ......   4.84%       5.11%       4.81%       4.92%        5.53%        5.66%
  Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly .......   4.62%       4.76%       4.27%       4.37%        4.98%        4.74%
  Portfolio turnover ........................................     40%         64%         30%         20%          19%          70%

-----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Florida Fund Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Eight Months
                                                                       Year Ended                  Ended           Year Ended
                                                             8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(2)   12/31/96
Net asset value, beginning of period ....................... $10.430     $10.540      $11.240     $11.030      $10.530     $10.730

Income (loss) from investment operations:
  Net investment income ....................................   0.434       0.443        0.449       0.318        0.527       0.560
  Net realized and unrealized gain (loss) on investments ...   0.460      (0.110)      (0.688)      0.215        0.531      (0.200)
                                                             ---------------------------------------------------------------------
  Total from investment operations .........................   0.894       0.333       (0.239)      0.533        1.058       0.360
                                                             ---------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................  (0.434)     (0.443)      (0.449)     (0.318)      (0.538)     (0.560)
  Net realized gain on investments .........................      --          --       (0.012)     (0.005)      (0.020)         --
                                                             ---------------------------------------------------------------------
  Total dividends and distributions ........................  (0.434)     (0.443)      (0.461)     (0.323)      (0.558)     (0.560)
                                                             ---------------------------------------------------------------------

Net asset value, end of period ............................. $10.890     $10.430      $10.540     $11.240      $11.030     $10.530
                                                             =====================================================================

Total return(3) ............................................   8.76%       3.34%       (2.24%)      4.91%       10.35%       3.51%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $4,655     $ 4,045      $ 4,468     $ 3,368      $ 2,685     $ 1,635
  Ratio of expenses to average net assets ..................   1.50%       1.50%        1.37%       1.30%        1.10%       0.76%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.72%       1.85%        1.91%       1.85%        1.65%       2.00%
  Ratio of net investment income to average net assets .....   4.09%       4.36%        4.06%       4.17%        4.99%       5.23%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   3.87%       4.01%        3.52%       3.62%        4.44%       3.99%
  Portfolio turnover .......................................     40%         64%          30%         20%          19%         70%

(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Florida Fund Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Eight Months
                                                                       Year Ended                  Ended           Year Ended
                                                             8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(2)   12/31/96
Net asset value, beginning of period .......................  $10.420     $10.530      $11.240     $11.020      $10.520     $10.730

Income (loss) from investment operations:
  Net investment income ....................................    0.434       0.446        0.449       0.318        0.511       0.370
  Net realized and unrealized gain (loss) on investments ...    0.460      (0.110)      (0.698)      0.225        0.521      (0.210)
                                                              ---------------------------------------------------------------------
  Total from investment operations .........................    0.894       0.336       (0.249)      0.543        1.032       0.160
                                                              ---------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................   (0.434)     (0.446)      (0.449)     (0.318)      (0.512)     (0.370)
  Net realized gain on investments .........................       --          --       (0.012)     (0.005)      (0.020)         --
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ........................   (0.434)     (0.446)      (0.461)     (0.323)      (0.532)     (0.370)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................  $10.880     $10.420      $10.530     $11.240      $11.020     $10.520
                                                              =====================================================================

Total return(3) ............................................    8.79%       3.38%       (2.33%)      5.01%       10.09%       2.97%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $   516     $   433      $   722     $   554      $   133      $   16
  Ratio of expenses to average net assets ..................    1.50%       1.50%        1.37%       1.30%        1.31%       1.15%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    1.72%       1.85%        1.91%       1.85%        1.86%       2.00%
  Ratio of net investment income to average net assets .....    4.09%       4.36%        4.06%       4.17%        4.78%       4.83%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....    3.87%       4.01%        3.52%       3.62%        4.23%       3.98%
  Portfolio turnover .......................................      40%         64%          30%         20%          19%         70%

------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free Florida Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Eight Months
                                                                        Year Ended                  Ended           Year Ended
                                                              8/31/01     8/31/00      8/31/99    8/31/98(1)   12/31/97(2)  12/31/96
Net asset value, beginning of period .......................  $10.770     $10.750      $11.370     $11.240      $10.710     $10.940

Income (loss) from investment operations:
  Net investment income ....................................    0.527       0.525        0.537       0.355        0.548       0.530
  Net realized and unrealized gain (loss) on investments ...    0.460       0.020       (0.620)      0.130        0.536      (0.230)
                                                              ---------------------------------------------------------------------
  Total from investment operations .........................    0.987       0.545       (0.083)      0.485        1.084       0.300
                                                              ---------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................   (0.527)     (0.525)      (0.537)     (0.355)      (0.554)     (0.530)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ........................   (0.527)     (0.525)      (0.537)     (0.355)      (0.554)     (0.530)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................  $11.230     $10.770      $10.750     $11.370      $11.240     $10.710
                                                              =====================================================================

Total return(3) ............................................    9.39%       5.29%       (0.83%)      4.38%       10.42%       2.90%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $107,365    $110,708     $125,838    $146,659     $162,097    $192,171
  Ratio of expenses to average net assets ..................    0.90%       0.91%        0.85%       0.87%        0.79%       0.73%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    0.97%       1.01%        0.85%       1.05%        0.85%       0.96%
  Ratio of net investment income to average net assets .....    4.81%       4.98%        4.77%       4.72%        5.07%       5.02%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....    4.74%       4.88%        4.77%       4.54%        5.01%       4.79%
  Portfolio turnover .......................................      12%         56%          25%         13%          15%         57%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free Florida Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Eight Months
                                                                        Year Ended                  Ended           Year Ended
                                                              8/31/01     8/31/00      8/31/99    8/31/98(1)   12/31/97(2)  12/31/96
Net asset value, beginning of period .......................  $10.770     $10.750      $11.370     $11.230      $10.710     $10.940

Income (loss) from investment operations:
  Net investment income ....................................    0.443       0.448        0.452       0.299        0.477       0.480
  Net realized and unrealized gain (loss) on investments ...    0.460       0.016       (0.620)      0.139        0.523      (0.230)
                                                              ---------------------------------------------------------------------
  Total from investment operations .........................    0.903       0.464       (0.168)      0.438        1.000       0.250
                                                              ---------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................   (0.443)     (0.444)      (0.452)     (0.298)      (0.480)     (0.480)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ........................   (0.443)     (0.444)      (0.452)     (0.298)      (0.480)     (0.480)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................  $11.230     $10.770      $10.750     $11.370      $11.230     $10.710
                                                              =====================================================================

Total return(3) ............................................    8.56%       4.50%       (1.58%)      3.95%        9.58%       2.40%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................   $5,014      $5,272       $4,799      $4,202       $3,943      $3,222
  Ratio of expenses to average net assets ..................    1.65%       1.66%        1.60%       1.62%        1.46%       1.24%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    1.72%       1.76%        1.60%       1.80%        1.52%       1.72%
  Ratio of net investment income to average net assets .....    4.06%       4.23%        4.02%       3.97%        4.40%       4.51%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....    3.99%       4.13%        4.02%       3.79%        4.34%       4.03%
  Portfolio turnover .......................................      12%         56%          25%         13%          15%         57%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                               Delaware Tax-Free Florida Insured Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Period from
                                                                                                                         1/8/99(1,2)
                                                                                                     Year Ended              to
                                                                                                 8/31/01     8/31/00      8/31/99
Net asset value, beginning of period ........................................................    $10.780     $10.760      $11.370

Income (loss) from investment operations:
  Net investment income .....................................................................      0.443       0.454        0.286
  Net realized and unrealized gain (loss)
    on investments ..........................................................................      0.460       0.010       (0.610)
                                                                                                 --------------------------------
  Total from investment operations ..........................................................      0.903       0.464       (0.324)
                                                                                                 --------------------------------

Less dividends and distributions from:
  Net investment income .....................................................................     (0.443)     (0.444)      (0.286)
                                                                                                 --------------------------------
  Total dividends and distributions .........................................................     (0.443)     (0.444)      (0.286)
                                                                                                 --------------------------------

Net asset value, end of period ..............................................................    $11.240     $10.780      $10.760
                                                                                                 ================================

Total return(3) .............................................................................      8.45%       4.49%       (2.91%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...................................................        $53         $51         $107
  Ratio of expenses to average net assets ...................................................      1.65%       1.66%        1.60%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .........................................      1.72%       1.76%        1.60%
  Ratio of net investment income to average
    net assets ..............................................................................      4.06%       4.23%        4.02%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ............................................................      3.99%       4.13%        4.02%
  Portfolio turnover ........................................................................        12%         56%          25%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Shares of Delaware Tax-Free Florida Insured Fund Class C were initially offered on September 29, 1997. On or about September 29, 1997, Class C sold shares, which were subsequently repurchased on December 18, 1997. There were no shares sold or outstanding from December 19, 1997 through January 7, 1999. Shareholder data for Class C for the period September 29, 1997 through December 18, 1997 are not disclosed because Management does not believe them to be meaningful.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Tax-Free New York Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Eight Months      Year    Three Months    Year
                                                            Year Ended                 Ended        Ended       Ended        Ended
                                                  8/31/01     8/31/00     8/31/99    8/31/98(1)  12/31/97(2) 12/31/96(3)    9/30/96
Net asset value, beginning of period ........... $ 9.820      $9.880      $10.670     $10.640      $10.690     $10.720      $10.870

Income (loss) from investment operations:
  Net investment income ........................   0.523       0.535        0.523       0.362        0.603       0.120        0.550
  Net realized and unrealized gain (loss)
    on investments .............................   0.530      (0.060)      (0.766)      0.040        0.128       0.010       (0.130)
                                                 ----------------------------------------------------------------------------------
  Total from investment operations .............   1.053       0.475       (0.243)      0.402        0.731       0.130        0.420
                                                 ----------------------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ........................  (0.523)     (0.535)      (0.523)     (0.362)      (0.606)     (0.120)      (0.550)
  Net realized gain on investments .............      --          --       (0.024)     (0.010)      (0.175)     (0.040)      (0.020)
                                                 ----------------------------------------------------------------------------------
  Total dividends and distributions ............  (0.523)     (0.535)      (0.547)     (0.372)      (0.781)     (0.160)      (0.570)
                                                 ----------------------------------------------------------------------------------

Net asset value, end of period ................. $10.350      $9.820      $ 9.880     $10.670      $10.640     $10.690      $10.720
                                                 ==================================================================================

Total return(4) ................................  11.03%       5.09%       (2.44%)      3.85%        7.09%       1.21%        3.94%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...... $10,169     $10,082      $10,580      $9,978       $9,563     $10,044      $10,548
  Ratio of expenses to average net assets ......   0.50%       0.50%        0.66%       1.00%        1.00%       0.97%        1.34%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ...................   1.02%       1.25%        1.19%       1.15%        1.39%       1.12%        1.55%
  Ratio of net investment income to average
    net assets .................................   5.23%       5.58%        4.99%       5.12%        5.66%       5.31%        5.14%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ...............   4.71%       4.83%        4.46%       4.97%        5.27%       5.16%        4.93%
  Portfolio turnover ...........................     27%         34%          21%         21%          30%          5%          12%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc. Ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Tax-Free New York Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Eight Months     Year     Three Months     Year
                                                            Year Ended                 Ended        Ended        Ended        Ended
                                                  8/31/01     8/31/00     8/31/99   8/31/98(1)   12/31/97(2)  12/31/96(3)   9/30/96
Net asset value, beginning of period ..........  $ 9.810      $9.860      $10.650     $10.610      $10.650     $10.690      $10.840

Income (loss) from investment operations:
  Net investment income .......................    0.448       0.462        0.445       0.311        0.524       0.100        0.470
  Net realized and unrealized gain (loss)
    on investments ............................    0.520      (0.050)      (0.766)      0.049        0.136          --       (0.130)
                                                 ----------------------------------------------------------------------------------
  Total from investment operations ............    0.968       0.412       (0.321)      0.360        0.660       0.100        0.340
                                                 ----------------------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income .......................   (0.448)     (0.462)      (0.445)     (0.310)      (0.525)     (0.100)      (0.470)
  Net realized gain on investments ............       --          --       (0.024)     (0.010)      (0.175)     (0.040)      (0.020)
                                                 ----------------------------------------------------------------------------------
  Total dividends and distributions ...........   (0.448)     (0.462)      (0.469)     (0.320)      (0.700)     (0.140)      (0.490)
                                                 ----------------------------------------------------------------------------------

Net asset value, end of period ................  $10.330      $9.810      $ 9.860     $10.650      $10.610     $10.650      $10.690
                                                 ==================================================================================

Total return(4) ...............................   10.12%       4.41%       (3.18%)      3.44%        6.39%       0.95%        3.14%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....   $2,507      $1,297       $1,435        $469         $167        $254         $448
  Ratio of expenses to average net assets .....    1.25%       1.25%        1.41%       1.75%        1.75%       1.87%        2.09%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ..................    1.77%       2.00%        1.94%       1.90%        2.14%       2.00%        2.30%
  Ratio of net investment income to average
    net assets ................................    4.48%       4.83%        4.24%       4.37%        4.91%       4.43%        4.39%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..............    3.96%       4.08%        3.71%       4.22%        4.52%       4.30%        4.18%
  Portfolio turnover ..........................      27%         34%          21%         21%          30%          5%          12%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc. Ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Tax-Free New York Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Eight Months     Year    Three Months     Year
                                                           Year Ended                 Ended        Ended        Ended        Ended
                                                  8/31/01    8/31/00      8/31/99   8/31/98(1)   12/31/97(2) 12/31/96(3)    9/30/96
Net asset value, beginning of period ...........  $9.800      $9.860      $10.640     $10.610      $10.660     $10.700      $10.850

Income (loss) from investment operations:
  Net investment income ........................   0.449       0.462        0.445       0.308        0.522       0.100        0.470
  Net realized and unrealized gain (loss)
    on investments .............................   0.530      (0.060)      (0.756)      0.042        0.128          --       (0.130)
                                                 ----------------------------------------------------------------------------------
  Total from investment operations .............   0.979       0.402       (0.311)      0.350        0.650       0.100        0.340
                                                 ----------------------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ........................  (0.449)     (0.462)      (0.445)     (0.310)      (0.525)     (0.100)      (0.470)
  Net realized gain on investments .............      --          --        0.024)     (0.010)      (0.175)     (0.040)      (0.020)
                                                 ----------------------------------------------------------------------------------
  Total dividends and distributions ............  (0.449)     (0.462)      (0.469)     (0.320)      (0.700)     (0.140)      (0.490)
                                                 ----------------------------------------------------------------------------------

Net asset value, end of period ................. $10.330      $9.800       $9.860     $10.640      $10.610     $10.660      $10.700
                                                 ==================================================================================

Total return(4) ................................  10.23%       4.31%       (3.08%)      3.35%        6.29%       0.95%        3.14%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ......  $1,206         $66         $112         $58          $56         $53          $52
  Ratio of expenses to average net assets ......   1.25%       1.25%        1.41%       1.75%        1.75%       1.84%        2.09%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ...................   1.77%       2.00%        1.94%       1.90%        2.14%       2.00%        2.30%
  Ratio of net investment income to average
    net assets .................................   4.48%       4.83%        4.24%       4.37%        4.91%       4.45%        4.39%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ...............   3.96%       4.08%        3.71%       4.22%        4.52%       4.29%        4.18%
  Portfolio turnover ...........................     27%         34%          21%         21%          30%          5%          12%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc. Ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

Notes to Financial Statements

August 31, 2001
--------------------------------------------------------------------------------
Voyageur Mutual Funds is organized as a Delaware business trust and offers six series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Investment Trust is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund. These financial statements and the related notes pertain to Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund (each a "Fund" or, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months.

The investment objective of the Delaware Tax-Free Florida Fund and the Delaware Tax-Free Florida Insured Fund is to seek as high a level of current income exempt from federal income tax and Florida intangibles tax, as is consistent with preservation of capital. The investment objective of Delaware Tax-Free New York Fund is to seek as high a level of current income exempt from federal income tax and New York state personal income tax, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other-- Expenses common to all funds within the Delaware
Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts currently on fixed income securities, but recognize such discount at disposition in compliance with the Internal Revenue Code. Upon adoption, each Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities, and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on the Funds' distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended August 31, 2001 were as follows:

                                                 Delaware       Delaware
                                 Delaware        Tax-Free       Tax-Free
                                 Tax-Free        Florida        New York
                               Florida Fund    Insured Fund       Fund
                               ------------    ------------     --------
Commission
   reimbursements ..........      $  341          $2,630           $278
Earnings credits ...........       1,264           2,259            925

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                 Delaware Tax-Free   Delaware Tax-Free    Delaware Tax-Free
                                    Florida Fund   Florida Insured Fund     New York Fund
                                 ----------------- --------------------   -----------------
On the first $500 million ....          0.55%             0.50%                 0.55%
On the next $500 million .....          0.50%            0.475%                 0.50%
On the next $1.5 billion .....          0.45%             0.45%                 0.45%
In excess of $2.5 billion ....          0.425%           0.425%                0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2002 as shown below:

                                          Delaware Tax-Free      Delaware Tax-Free          Delaware Tax-Free
                                             Florida Fund      Florida Insured Fund           New York Fund
                                          -----------------    --------------------         -----------------
The operating expense limitation
   as a percentage of average daily
   net assets (per annum) ..............         0.50%                 0.65%                      0.25%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares for all Funds.

At August 31, 2001, each Fund had liabilities payable to affiliates as follows:

                                              Delaware Tax-Free    Delaware Tax-Free              Delaware Tax-Free
                                                Florida Fund      Florida Insured Fund               New York Fund
                                              -----------------   --------------------            -----------------
Investment management fee
   payable to DMC ..........................        $1,122               $41,778                        $  172

Dividend disbursing, transfer agent
   fees, accounting and
   other expenses payable
   to DSC ..................................         1,153                 9,524                         1,326

Other expenses payable to
   DMC and affiliates ......................         1,415                13,155                         4,080

For the year ended August 31, 2001, DDLP earned commissions on sales of Class A shares for each Fund as follows:

        Delaware Tax-Free           Delaware Tax-Free         Delaware Tax-Free
          Florida Fund            Florida Insured Fund           New York Fund
        -----------------         --------------------        -----------------
             $5,709                       $5,079                    $1,458

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

--------------------------------------------------------------------------------
3. Investments
For the year ended August 31, 2001, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                     Delaware Tax-Free   Delaware Tax-Free    Delaware Tax-Free
                        Florida Fund    Florida Insured Fund    New York Fund
                     -----------------  --------------------  -----------------
Purchases ........       $7,999,749         $13,996,148           $4,878,253
Sales ............        5,893,174          22,318,766            3,161,150

At August 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                      Delaware Tax-Free  Delaware Tax-Free     Delaware Tax-Free
                        Florida Fund    Florida Insured Fund     New York Fund
                      ----------------- --------------------   -----------------

Cost of investments ..    $14,753,959        $104,527,369         $12,710,734
                          ===========        ============         ===========
Aggregate unrealized
   appreciation ......    $ 1,006,021        $  6,974,284         $   892,243

Aggregate unrealized
   depreciation ......           (107)                 --                  --
                          -----------        ------------         -----------
Net unrealized
   appreciation ......    $ 1,005,914        $  6,974,284         $   892,243
                          ===========        ============         ===========

For federal income tax purposes, the Funds had accumulated capital losses as of August 31, 2001, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                       Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free
  Year of Expiration     Florida Fund     Florida Insured Fund   New York Fund
  ------------------   -----------------  -------------------- -----------------
  2003 .............      $     --            $5,087,101          $       --
  2004 .............            --               735,445                  --
  2007 .............        17,781                    --                  --
  2008 .............       327,067               507,694              20,074
  2009 .............       643,118                    --             484,035
                          --------            ----------          ----------
  Total ............      $987,966            $6,330,240          $  504,109
                          --------            ----------          ----------
4. Capital Shares
Transactions in capital shares were as follows:

                                                  Delaware Tax-Free       Delaware Tax-Free      Delaware Tax-Free
                                                     Florida Fund       Florida Insured Fund        New York Fund
                                                --------------------   ----------------------    ---------------------
                                                      Year Ended             Year Ended               Year Ended
                                                  8/31/01    8/31/00     8/31/01      8/31/00     8/31/01      8/31/00
                                                  -------    -------     -------      -------     -------      -------
Shares sold:
   Class A ...............................       267,115     105,866      294,909     180,236       47,354      50,531
   Class B ...............................       124,580      94,252       35,673      94,190      153,810      39,792
   Class C ...............................        11,041      14,647           --          --      109,046           4
Shares issued upon reinvestment
   of dividends and distributions:
   Class A ...............................        15,374      21,309      157,254     166,282       33,819      39,288
   Class B ...............................         6,278       6,480        7,754       7,496        3,330       4,425
   Class C ...............................           675         603           39         319        1,037         452
                                                --------  ----------   ----------  ----------     --------    --------
                                                 425,063     243,157      495,629     448,523      348,396     134,492
                                                --------  ----------   ----------  ----------     --------    --------
Shares repurchased:
   Class A ...............................      (130,192)   (374,556)  (1,164,917) (1,774,772)    (125,006)   (134,281)
   Class B ...............................       (91,077)   (136,934)     (86,232)    (58,780)     (46,754)    (57,461)
   Class C ...............................        (5,900)    (42,229)          --      (5,544)          --      (5,172)
                                                --------  ----------   ----------  ----------     --------    --------
                                                (227,169)   (553,719)  (1,251,149) (1,839,096)    (171,760)   (196,914)
                                                --------  ----------   ----------  ----------     --------    --------
Net increase (decrease) ..................       197,894    (310,562)    (755,520) (1,390,573)     176,636     (62,422)
                                                ========  ==========   ==========  ==========     ========    ========

--------------------------------------------------------------------------------
5. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2001 or at any time during the fiscal year.

6. Credit and Market Risk
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

7. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the year ended August 31, 2001, each Fund designates distributions paid during the year as follows:

                                   Delaware Tax-Free        Delaware Tax-Free     Delaware Tax-Free
                                     Florida Fund         Florida Insured Fund      New York Fund
                                   -----------------      --------------------    -----------------
(A) Long-Term Capital Gains
Distributions (Tax Basis) ........         --                        --                   --

(B) Ordinary Income
Distributions (Tax Basis) ........         --                        --                   --

(C) Tax-Exempt Distributions
(Tax Basis) ......................       100%                      100%                 100%

Total Distributions
(Tax Basis) ......................       100%                      100%                 100%

(A), (B) and (C) are based on a percentage of each Fund's total distributions.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Voyageur Investment Trust -- Delaware Tax-Free Florida Fund
Voyageur Investment Trust -- Delaware Tax-Free Florida Insured Fund
Voyageur Mutual Funds -- Delaware Tax-Free New York Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund (the "Funds") as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose report thereon dated February 14, 1997 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 2001, in conformity with accounting principles generally accepted in the United States.


                                                    /s/ Ernst & Young LLP
                                                    -------------------------

Philadelphia, Pennsylvania
October 5, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                  International and Global           Tax-Exempt Income
   o  Technology and Innovation       o  Emerging Markets Fund           o  National High-Yield
      Fund                            o  International Value                 Municipal Bond Fund
   o  American Services Fund              Equity Fund***                 o  Tax-Free USA Fund
   o  Select Growth Fund              o  International Small Cap         o  Tax-Free Insured Fund
   o  Trend Fund                          Value Fund                     o  Tax-Free USA
   o  Growth Opportunities Fund                                              Intermediate Fund
   o  Small Cap Growth Fund        Current Income                        o  State Tax-Free Funds*
   o  Small Cap Value Fund            o  Delchester Fund
   o  U.S. Growth Fund                o  High-Yield                   Stability of Principal
   o  Social Awareness Fund               Opportunities Fund             o  Cash Reserve Fund
   o  Core Equity Fund**              o  Strategic Income Fund           o  Tax-Free Money Fund
                                      o  Corporate Bond Fund
Total Return                          o  Extended Duration            Asset Allocation
   o  Devon Fund                          Bond Fund                      o  Foundation Funds
   o  Growth and Income Fund          o  American Government                 Growth Portfolio
   o  Decatur Equity                      Bond Fund                          Balanced Portfolio
       Income Fund                    o  Limited-Term                        Income Portfolio
   o  REIT Fund                           Government Fund
   o  Balanced Fund

  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Minnesota, Missouri, New York, North Dakota+, Oregon, and Pennsylvania. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund

***Formerly International Equity Fund

  +Closed to new investors effective April 23, 2001.

Delaware                                   For Shareholders
Investments(SM)                            800 523-1918
---------------
A member of Lincoln Financial Group(R)     For Securities Dealers
                                           800 362-7500

                                           For Financial Institutions
                                           Representatives Only
                                           800 659-2265

                                           www.delawareinvestments.com


This annual report is for the information of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                          AFFILIATED OFFICERS                       Investment Manager
                                                                                     Delaware Management Company
Walter P. Babich                           Charles E. Haldeman, Jr.                  Philadelphia, PA
Board Chairman                             Chairman
Citadel Constructors, Inc.                 Delaware Investments Family of Funds      International Affiliate
King of Prussia, PA                        Philadelphia, PA                          Delaware International Advisers Ltd.
                                                                                     London, England
David K. Downes                            William E. Dodge
President and Chief Executive Officer      Executive Vice President and              National Distributor
Delaware Investments Family of Funds       Chief Investment Officer, Equity          Delaware Distributors, L.P.
Philadelphia, PA                           Delaware Investments Family of Funds      Philadelphia, PA
                                           Philadelphia, PA
John H. Durham                                                                       Shareholder Servicing, Dividend
Private Investor                           Jude T. Driscoll                          Disbursing and Transfer Agent
Gwynedd Valley, PA                         Executive Vice President and              Delaware Service Company, Inc.
                                           Head of Fixed Income                      Philadelphia, PA
Anthony D. Knerr                           Delaware Investments Family of Funds
Consultant                                 Philadelphia, PA                          2005 Market Street
Anthony Knerr & Associates                                                           Philadelphia, PA 19103-7057
New York, NY                               Richard J. Flannery
                                           President and Chief Executive Officer
Ann R. Leven                               Delaware Distributors, L.P.
Former Treasurer                           Philadelphia, PA
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN



(5105)                                                        Printed in the USA
AR-FLNY [8/01] CG 10/01                                                    J7464